SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2010

YOUNG INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)
MISSOURI
(State or other jurisdiction of incorporation)

000-23213	43-1718931
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045
(Address of principal executive offices)	(Zip Code)
(314) 344-0010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 5, 2010, Young Innovations, Inc. (the “Company”) entered into an Employment Agreement with Joshua A. McKey.  The Employment Agreement has a one-year term which automatically extends for an additional one-year term unless either party delivers written notice of the intention not to extend the term not later than six (6) months prior to its expiration.  The Employment Agreement provides for an annual base salary of $175,00.  The Employment Agreement is Exhibit 10.1 to this Form 8-K and is hereby incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number                                Description

10.1	Employment Agreement dated July 5, 2010 between Young Innovations, Inc. and Joshua A. McKey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Arthur L. Herbst, Jr.
Arthur L. Herbst, Jr.
President and Chief Financial Officer

Dated:  July 8, 2010